VANGUARD
INTERNATIONAL VALUE
FUND

[PHOTO]

SEMIANNUAL
REPORT
JUNE 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

o The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS VANGUARD, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

o The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

o The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    CONTENTS
                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       4

                                  REPORT FROM
                                  THE ADVISER
                                       6

                                  FUND PROFILE
                                       8

                              PERFORMANCE SUMMARY
                                       11

                              FINANCIAL STATEMENTS
                                       12

                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 20.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]
JOHN J. BRENNAN      JOHN C. BOGLE
CHAIRMAN & CEO       SENIOR CHAIRMAN

Most of the world's major stock markets enjoyed strong gains in local currency terms during the six months ended June 30, 1999, the first half of the fiscal year for Vanguard International Value Fund. However, a rising dollar crimped those returns for U.S. investors. In this mixed environment, your fund earned an excellent half-year return of +11.6%.
     The table below presents the six-month total returns (capital change plus reinvested dividends) for the fund and its comparative standards--the average international stock fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which tracks the performance of 20 established markets. The fund's return exceeded that of its average peer by 3 percentage points and surpassed the performance of its benchmark index by the wide margin of 7.5 percentage points.

-------------------------------------------------
                                   TOTAL RETURNS
                                 SIX MONTHS ENDED
                                   JUNE 30, 1999
-------------------------------------------------
Vanguard International Value Fund      +11.6%
-------------------------------------------------
Average International Fund             + 8.6%
-------------------------------------------------
MSCI EAFE Index                        + 4.1%
-------------------------------------------------

     The fund's return is based on an increase in net asset value from $25.09 per share on December 31, 1998, to $28.00 per share on June 30, 1999, and is adjusted for a dividend of $0.01 per share paid from net investment income.

THE PERIOD IN REVIEW
Sixteen of the twenty established foreign stock markets tracked by the EAFE Index provided positive returns in local currencies during the six months ended June 30. Seven bourses led the global advance, gaining +14% or more. Singapore and Finland were like rockets, with total returns of +65.5% and +46.6%, respectively. Hong Kong and Japan rebounded from a poor 1998 with big gains (+31.7% and +29.6%, respectively). Sweden, France, and Norway were up +25.6%, +15.4%, and +14.4%, respectively.
     Yet the EAFE Index's overall rise of +13.6% in local currency terms was held to a modest +4.1% for U.S. investors because a good portion of the stellar local gains was eroded by a rise in the value of the U.S. dollar. A rising dollar detracts from foreign investment returns because it diminishes the value of securities denominated in other currencies. For example, on December 31, 1998, a U.S. dollar was worth 113 Japanese yen. By June 30, the dollar's rise had made it worth 121 yen. So a share of Japanese stock selling for 5,000 yen was worth $44.25 on December 31, but only $41.32 on June 30.
     During the half-year, the dollar gained value versus almost every major foreign currency, including the euro--the common currency of eleven European nations. Since its debut on January 1, the euro has lost 13% of its value versus the dollar. As a result of the greenback's rally, U.S. investors earned less than the local currency returns in 18 of the markets tracked by the EAFE Index. (The U.S. dollar fell against the Australian and New Zealand dollars, which boosted the returns earned in those markets.) Currency fluctuations turned positive local returns into losses for U.S. investors in six bourses, including Germany, where a gain of +9.3% in euros became a decline of -4.0% in dollars. Total returns of +6.6% on both Spanish and Dutch stocks were transformed into losses of -6.4%. (The table at right presents the deleterious impact of currency fluctuations on returns during the half-year. It shows the total returns of various international stock indexes in local currencies, the effect on returns of currency fluctuations, and the net returns for dollar-based investors.) On balance, the European slice of the EAFE Index declined -2.3% in U.S.-dollar terms.

--------------------------------------------------------------------------------
                                                       Total Returns
                                               Six Months Ended June 30, 1999
                                            ------------------------------------
                                              Local
                                            Currency      Currency   U.S. Dollar
Stock Market Index                           Returns       Impact       Returns
--------------------------------------------------------------------------------
MSCI EAFE                                     +13.6%       - 9.5%        + 4.1%
--------------------------------------------------------------------------------
MSCI Europe                                   + 8.2%       -10.5%        - 2.3%
MSCI Pacific  Free                            +27.3        - 6.2         +21.1
MSCI Emerging Markets Free                    +47.1        - 7.2         +39.9
--------------------------------------------------------------------------------
S&P 500                                       +12.4%          --         +12.4%
--------------------------------------------------------------------------------

     In the Pacific, gains were generally large as that region was perceived to be recovering from a severe economic slowdown. The Pacific Rim component of the EAFE Index gained +21.1% in U.S.-dollar terms. This turnabout was spurred by the Japanese market, which posted a return of +29.6% in yen and +20.8% in U.S. dollars. Investors sensed an end to Japan's recession--and indeed its economy grew at a +7.8% annual rate in the first quarter. Outside of Japan, Pacific region economies appeared to be snapping back from the Asian contagion of 1998. The recovery in what were some of the world's most battered economies led to improved profit prospects, greater intra-Asian trade activity, and an increase in the ability of the region to purchase goods from other corners of the world.
     By way of comparison, the overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +11.8%--equivalent to more than a full year's return based on historical norms.
     Vanguard International Value Fund surpassed its comparative standards during the six-month period. The fund benefited from adroit stock-picking by our adviser, London-based Phillips & Drew. Chief among the reasons for the fund's outperformance was its sizable position in Japan (about 23% of net assets as of June 30). This stake exceeded the EAFE Index's Japanese weighting by only about 1 percentage point, but was more than twice the concentration in Japan of the average international stock fund. Our adviser, which seeks stocks that are generally out of favor with the market but are poised for change, believes that Japanese shares are trading at relatively low valuations, given a growing emphasis on the part of Japanese managers on boosting corporate profits. The fund's overweighted position in France also contributed to its success during the half-year.

IN SUMMARY
The strength of the U.S. dollar during the first half of 1999 demonstrates the influence that currency fluctuations can have on returns from foreign investments. This currency risk is a fact of life for investors in international stocks, in addition to the price volatility that all common stocks exhibit. Of course, currency fluctuations can work the other way--a falling dollar bolsters the returns on foreign holdings. Moreover, it is precisely because international stocks don't always move in step with U.S. stocks that they can add an important element of diversification to a balanced portfolio of domestic stock funds, bond funds, and short-term reserves.
     We look forward to reporting to you on our full 1999 results six months hence.




John C. Bogle              John J. Brennan
Senior Chairman            Chairman and
                           Chief Executive Officer
July 17, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.
     As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.
     Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

--------------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                             PERIODS ENDED JUNE 30, 1999
                                          --------------------------------------
                                           6 MONTHS     1 YEAR    5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                              12.4%       22.8%      27.9%
  Russell 2000 Index                          9.3         1.5       15.4
  Wilshire 5000 Index                        11.8        19.5       25.7
  MSCI EAFE Index                             4.1         7.9        8.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                -1.4%        3.2%       7.8%
  Lehman 10 Year Municipal Bond Index        -1.7         2.3        6.8
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                  2.2         4.7        5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                        1.4%        2.0%       2.3%
--------------------------------------------------------------------------------
*Annualized.


U.S. STOCK MARKETS
The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.
     Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

     Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).
     Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS
The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.
     Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS
Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).
     Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

REPORT FROM THE ADVISER

[PHOTO]

Vanguard International Value Fund provided a return of 11.6% during the first half of 1999. This exceeded the 4.1% return for the MSCI EAFE Index and the 8.6% return for the average international equity fund.
     The major theme to your fund's investment activity during the first half of 1999 has been significant sales of holdings in emerging Asian markets and a corresponding addition to our stake in continental European markets. Japanese exposure rose slightly (from about 22% of equity assets to nearly 25%) mainly due to that market's gains. The fund's cash position increased to about 6% of assets toward the end of the period.
     When the consensus on Asia was at its bleakest last year, we increased the fund's exposure in Asia (excluding Japan) to around 7% of assets. We bought into many good companies with stable core businesses, good management, and sound finances whose competitiveness had been boosted by currency devaluations. Subsequently, the consensus (overoptimistic, in our view) has become one of a painless resumption of growth for the region. On the back of this shift, many of the fund's holdings have skyrocketed and their valuations have gotten way ahead of reality. A typical example is Hyundai Motor, the Korean car manufacturer whose share price has risen 150% since our last purchase in 1998. Also, many companies that had talked of restructuring when their stock prices were down are putting off tough decisions now that their stocks have rallied. In our view, this is a mistake. Consequently we have reduced the fund's exposure to Asian emerging markets to 3% of assets.
     The fund's position in Japan, at nearly one-quarter of fund assets, remains close to that market's weighting in the EAFE Index but significantly higher than the Japanese stake of the average international equity fund. Our emphasis on Japan served the fund well this year as foreign investors returned to that market. We are not underweighted in Japan primarily because many stocks there have relatively low valuations and the managers of many companies are starting to put profits higher up on the list of corporate objectives.
     One of the most visible and ambitious examples of this change is Sony. It has tar-geted a 10% reduction in its workforce, a reduction in the number of its factories from 70 to 55, and a commitment to focus on the growing parts of its portfolio of businesses, such as the games division. We believe these steps should be good for shareholders. Increasingly, foreign companies are taking stakes in Japanese companies, notably Renault buying part of Nissan and AT&T, British Telecom, and Cable and Wireless buying into Japan's telecommunications sector. Of particular interest is the fact that the Cable and Wireless acquisition was the first contested bid in Japan for a long time. We suspect that other bids may happen soon. Corporate restructurings are increasing in number and importance in Japan, much as they did in continental Europe five to six years ago.

INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.

     The Japanese yen had strengthened considerably in the latter half of 1998, and we had reduced the
                                       6
fund's exposure to a weakening of the yen versus the dollar by using a forward currency contract. The yen later weakened, and we have closed this position at a small profit. The fund has no currency hedges open at present.
     The euro was successfully launched as a common currency for 11 nations on January 1. It has subsequently been weaker than most commentators expected, reflecting weakness in the German economy and strains in Italy's finances. The differing growth rates of European economies--Germany and Italy are faltering while Ireland, Spain, and Portugal are expanding very strongly--underscores the problems of a "one size fits all" interest rate policy under the euro. France, where the International Value Fund continues to have a bigger position than that nation's weighting in the EAFE Index, has powered ahead of Germany this year, helping our performance.
     The lackluster performance of European stocks, particularly in relation to Asia, has provided an opportunity to add to several positions there. These purchases have primarily been in France and in medium-sized stocks in the United Kingdom. Corporate activity has been exceptionally strong in Europe, with hostile bids in Italy and France boosting prices for some of the fund's holdings. Of particular interest are the hostile takeovers among French banking and oil companies, something that would have been unthinkable a few years ago.
     Several of the fund's holdings in European cyclicals, such as Akzo, the Dutch chemical and pharmaceutical firm, have performed very strongly in recent months, and we have reduced these holdings. We also reduced positions in stocks whose prices had soared due to acquisition activity, such as Telecom Italia (bid for by Olivetti) and Allied Domecq (whose chain of pubs is being sold). The proceeds of these sales, along with new cash flow into the fund, have been invested mostly in existing holdings and some Scandinavian banks.
     As we have explained in previous reports, our positions in Europe have focused on companies that are undervalued by some measure and have good management that is capable of taking advantage of the opportunities that the new Europe offers. On a sector basis, this leads the fund to be overweighted in consumer and basic industries and underweighted in banks, insurance, and pharmaceuticals.
     Geographically, the fund's country positions are not very dissimilar to those of the EAFE Index. However, this fact masks some very strong views, particularly in regard to the market capitalization of stocks. In most markets, the fund has a bias against very large-cap stocks and is instead tilted toward mid- and small-cap issues with much lower valuations.

Wilson Phillips, Portfolio Manager
Phillips & Drew

July 12, 1999

FUND PROFILE
INTERNATIONAL VALUE FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                   INTERNATIONAL       MSCI
                           VALUE       EAFE
-------------------------------------------
Number of Stocks             129      1,007
Turnover Rate               42%*         --
Expense Ratio             0.61%*         --
Cash Reserves               6.3%         --

*Annualized.


FUND ALLOCATION BY REGION
-------------------------
[PIE CHART]
EUROPE              62%
PACIFIC             34%
EMERGING MARKETS     4%


VOLATILITY MEASURES
-------------------------------------
               INTERNATIONAL     MSCI
                       VALUE     EAFE
-------------------------------------
R-Squared               0.86     1.00
Beta                    1.00     1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------
Nestle SA (Registered)                     2.5%
Elf Aquitaine SA                           2.4
Akzo Nobel NV                              2.2
Matsushita Electric Industrial Co., Ltd.   2.2
RWE AG                                     2.1
BG PLC                                     1.9
Shell Transport & Trading Co.              1.9
Invensys PLC                               1.9
Allied Domecq PLC                          1.9
Bayer AG                                   1.8
-----------------------------------------------
Top Ten                                   20.8%


Country Diversification (% of Common Stocks) can be found on page 10.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FUND ALLOCATION BY REGION. This chart shows the geographic distribution of a fund's holdings.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                         JUNE 30, 1998         JUNE 30, 1999
                                      ------------------------------------------
                                         INTERNATIONAL  INTERNATIONAL      MSCI
                                             VALUE          VALUE          EAFE
                                      ------------------------------------------
Australia .........................           4.3%           4.4%           2.9%
Austria ...........................           0.0            0.0            0.3
Belgium ...........................           0.0            0.0            1.3
Denmark ...........................           1.6            1.0            0.8
Finland ...........................           0.0            1.0            1.9
France ............................          14.5           14.3            9.7
Germany ...........................          10.4            7.6            9.8
Greece ............................           0.4            0.1            0.0
Hong Kong .........................           1.2            1.9            2.5
Indonesia .........................           0.3            0.6            0.0
Ireland ...........................           0.0            0.0            0.4
Italy .............................           1.5            1.9            4.4
Japan .............................          25.0           24.9           23.8
Malaysia ..........................           0.1            0.0            0.0
Netherlands .......................           6.3            5.2            5.7
New Zealand .......................           0.6            0.3            0.2
Norway ............................           0.4            0.0            0.4
Philippines .......................           0.6            0.4            0.0
Portugal ..........................           0.3            0.2            0.5
Singapore .........................           1.6            2.9            1.0
South Korea .......................           2.8            0.9            0.0
Spain .............................           0.0            0.9            3.0
Sweden ............................           5.9            2.1            2.3
Switzerland .......................           5.9            5.0            6.8
Thailand ..........................           1.3            1.5            0.0
United Kingdom ....................          15.0           22.9           22.3
--------------------------------------------------------------------------------
Total                             .         100.0%         100.0%         100.0%

PERFORMANCE SUMMARY
INTERNATIONAL VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 16, 1983-JUNE 30, 1999
----------------------------------------------------
         INTERNATIONAL VALUE FUND     MSCI EAFE
FISCAL   CAPITAL  INCOME    TOTAL       TOTAL
YEAR     RETURN   RETURN    RETURN      RETURN
----------------------------------------------------
1983      4.0%     1.8%      5.8%       11.0%
1984     -4.9      4.1      -0.8         7.9
1985     36.1      4.2      40.3        56.7
1986     46.8      3.9      50.7        69.9
1987     22.1      1.8      23.9        24.9
1988     14.8      4.0      18.8        28.6
1989     22.8      3.2      26.0        10.8
1990    -15.1      2.8     -12.3       -23.2
1991      6.9      3.1      10.0        12.5
1992    -11.0      2.3      -8.7       -11.8
1993     27.0      3.5      30.5        32.9
1994      3.5      1.8       5.3         8.1
1995      7.0      2.6       9.6        11.6
1996      7.5      2.7      10.2         6.4
1997     -7.2      2.6      -4.6         2.1
1998     14.7      4.8      19.5        20.3
1999*    11.6      0.0      11.6         4.1
----------------------------------------------------
*Six months ended June 30, 1999.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                                10 YEARS
                           INCEPTION                   -------------------------
                              DATE     1 YEAR  5 YEARS  CAPITAL  INCOME    TOTAL
--------------------------------------------------------------------------------
International Value Fund   5/16/1983   13.52%   8.72%    5.72%    2.81%    8.53%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
INTERNATIONAL VALUE FUND                    SHARES         (000)
-----------------------------------------------------------------
COMMON STOCKS (93.5%)
-----------------------------------------------------------------
AUSTRALIA (4.1%)
         MIM Holdings Ltd.              12,354,090         8,750
         Australia & New Zealand
          Bank Group Ltd.                1,000,000         7,353
         Pasminco Ltd.                   5,883,000         6,495
         WMC Ltd.                        1,498,000         6,435
         Goodman Fielder Ltd.            6,271,000         5,591
         Pacific Dunlop Ltd.             1,500,000         2,164
         Mayne Nickless Ltd.               284,149           972
o        Burns Philp & Co., Ltd.         2,304,020           435
                                                     ------------
                                                          38,195
                                                     ------------
DENMARK (0.9%)
         Unidanmark A/S A Shares           126,700         8,456
o        Kapital Holding A/S                 6,412           231
                                                     ------------
                                                           8,687
                                                     ------------
FINLAND (0.9%)
         Stora Enso Oyj R Shares           504,743         5,413
         Stora Enso Oyj A Shares           275,876         2,959
                                                     ------------
                                                           8,372
                                                     ------------
FRANCE (13.4%)
         Elf Aquitaine SA                  149,215        21,897
         Danone Groupe SA                   64,159        16,541
o        Total Fina SA B Shares            127,151        16,404
         Axa                               132,000        16,104
         CIE de St. Gobain SA               91,209        14,532
         Alcatel                           100,408        14,134
         Banque Nationale de Paris SA      152,397        12,699
         Lafarge SA                         84,708         8,054
         Societe National d'Exploitation
          Industrielle des Tabacs et
          Allumettes SA                     47,500         2,743
         Esso SA                             7,660           632
                                                     ------------
                                                         123,740
                                                     ------------
GERMANY (7.1%)
         RWE AG                            420,180        19,452
         Bayer AG                          398,915        16,641
         Volkswagen AG                     150,956         9,730
         Veba AG                           161,000         9,497
         Bayerische Hypo-und
          Vereinsbank AG                   128,000         8,314
         Varta AG                           15,480         1,884
                                                     ------------
                                                          65,518
                                                     ------------
GREECE (0.1%)
o        STET Hellas
          Telecommunications SA ADR         48,664         1,089
                                                     ------------
HONG KONG (1.7%)
         Hong Kong Land Holdings Ltd.    4,167,100         6,751
         Wharf Holdings Ltd.             1,750,000         5,458
         Swire Pacific Ltd. A Shares       788,000         3,900
                                                     ------------
                                                          16,109
                                                     ------------
INDONESIA (0.6%)
o        PT Indah Kiat Pulp &
          Paper Corp.                    5,841,885         2,715
o        PT Pabrik Kertas Tjiwi Kimia    3,175,751         1,222
o        PT Bank Internasional
          Indonesia (Foreign)           28,089,600           816

-----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                            SHARES         (000)
-----------------------------------------------------------------
o        PT Kalbe Farma                    706,000           215
o        PT Inti Indorayon Utama           545,000            65
         PT Unilever Indonesia               9,900            58
o        PT Indah Kiat Pulp &
          Paper Corp. Warrants
          Exp. 7/11/2002                    96,504            29
o        PT Bank Dagang Nasional
          Indonesia (Foreign)            3,100,998             0
                                                     ------------
                                                           5,120
                                                     ------------
ITALY (1.8%)
o        Telecom Italia SpA                820,364         8,528
         Ente Nazionale
          Idrocarburi SpA                1,298,600         7,754
                                                     ------------
                                                          16,282
                                                     ------------
JAPAN (23.3%)
         Matsushita Electric
          Industrial Co., Ltd.           1,039,000        20,173
         Hitachi Ltd.                    1,687,000        15,820
         Tokyo Gas Co., Ltd.             6,161,000        15,169
         Mitsubishi Estate Co., Ltd.     1,310,000        12,782
         Sakura Bank Ltd.                2,797,000        10,607
         Fuji Heavy Industries Ltd.      1,343,000        10,364
         Nippon Yusen Kabushiki
          Kaisha Co.                     2,640,000        10,164
         Toyo Seikan Kaisha Ltd.           450,000        10,113
         Nippon Telegraph and
          Telephone Corp.                      841         9,797
         Nikko Securities Co., Ltd.      1,420,000         9,163
         Yamaha Motor Co., Ltd.            947,000         8,794
         West Japan Railway Co.              2,232         8,557
         Sumitomo Marine &
          Fire Insurance Co.             1,316,000         7,937
         Fuji Photo Film Co., Ltd.         206,000         7,795
         Daiichi Pharmaceutical
          Co., Ltd.                        488,000         7,572
         Sankyo Co., Ltd.                  235,000         5,922
         Taiheiyo Cement Corp            2,028,800         5,816
         Nisshinbo Industries, Inc.      1,252,000         5,700
         Mitsubishi Heavy
          Industries Ltd.                1,121,000         4,547
         Koito Manufacturing Co., Ltd.     899,000         4,070
         Canon, Inc.                       137,000         3,939
         Nissan Fire & Marine
          Insurance Co., Ltd.            1,125,000         3,532
         Kansai Paint Co., Ltd.          1,138,000         3,488
         Toray Industries, Inc.            667,000         3,340
         Uny Co., Ltd.                     175,000         2,631
         Kajima Corp.                      585,000         2,127
         Sanwa International Trust
          1.25% Cvt. Pfd.                       82         2,119
o        Marudai Food Co., Ltd.            874,000         1,877
         Japan Wool Textile Co., Ltd.      318,000         1,477
                                                     ------------
                                                         215,392
                                                     ------------
NETHERLANDS (4.9%)
         Akzo Nobel NV                     481,295        20,251
         ING Groep NV                      197,244        10,679
         Kon KPN NV                        159,646         7,491
         Buhrmann NV                       190,000         3,066
         Philips Electronics N.V.           26,962         2,660
         TNT Post Group NV                  47,797         1,141
                                                     ------------
                                                          45,288
                                                     ------------
NEW ZEALAND (0.2%)
         Fletcher Challenge Ltd. Paper   1,954,200         1,460
o        Brierley Investments Ltd.       2,736,300           769
o        Fletcher Challenge Ltd. Forest     18,168            10
                                                     ------------
                                                           2,239
                                                     ------------
PHILIPPINES (0.3%)
         Philippine Long Distance
          Telephone Co.                     86,000         2,622
o        JG Summit Holdings Inc.
          Class B                        3,226,000           356
o        EEI Corp.                       4,435,000           191
o        Philex Mining Corp. Class B     5,710,500            57
                                                     ------------
                                                           3,226
                                                     ------------
PORTUGAL (0.2%)
         Electricidade de Portugal SA       95,000         1,711
                                                     ------------
SINGAPORE (2.8%)
         Development Bank of
          Singapore Ltd. (Foreign)       1,172,000        14,319
         Keppel Corp., Ltd.              2,212,250         7,537
         Dairy Farm International
          Holdings Ltd.                  1,585,740         1,903
         Jardine Strategic Holdings Ltd.   651,000         1,693
                                                     ------------
                                                          25,452
                                                     ------------
SOUTH KOREA (0.8%)
         SK Telecom Co., Ltd.                2,903         3,936
         SK Telecom Co. Ltd. ADR           201,490         3,425
o        Hyundai Motor Co., Ltd. GDR        44,000           250
o        SK Telecom Co., Ltd. Rights
          Exp. 7/26/1999                       666            78
                                                     ------------
                                                           7,689
                                                     ------------
SPAIN (0.9%)
         ENDESA SpA                        380,402         8,113
                                                     ------------
SWEDEN (2.0%)
         Electrolux AB Series B            580,486        12,154
         ForeningsSparbanken AB            427,800         6,038
                                                     ------------
                                                          18,192
                                                     ------------
SWITZERLAND (4.7%)
         Nestle SA (Registered)             12,995        23,414
         Novartis AG (Registered)            8,536        12,464
         Schindler Holding AG (Ptg. Ctf.)    5,013         7,675
                                                     ------------
                                                          43,553
                                                     ------------
THAILAND (1.4%)
o        Bangkok Bank PLC (Foreign)      1,300,000         4,865
o        Thai Farmers Bank PLC
          (Foreign)                      1,500,000         4,637
o        Shin Corporations PLC
          (Foreign)                        706,200         3,294
         Thai Plastic & Chemical PLC
          (Foreign)                        187,850           346
o        TPI Polene PLC (Foreign)           91,875            68
                                                     ------------
                                                          13,210
                                                     ------------

-----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
INTERNATIONAL VALUE FUND                    SHARES         (000)
-----------------------------------------------------------------
UNITED KINGDOM (21.4%)
o        BG PLC                          2,922,000        17,848
         Shell Transport & Trading Co.   2,365,900        17,743
         Invensys PLC                    3,714,375        17,580
         Allied Domecq PLC               1,816,400        17,523
         AstraZeneca Group PLC             308,333        11,983
         Scottish Power PLC              1,368,100        11,818
         MEPC PLC                        1,373,862        11,175
         British American Tobacco PLC    1,137,571        10,696
         Scottish & Newcastle PLC        1,019,135        10,611
         Safeway PLC                     2,396,320         9,604
         BOC Group PLC                     432,044         8,445
         United Biscuits Holdings PLC    2,322,666         6,984
         United Utilities PLC              554,580         6,740
         Tarmac PLC                      2,816,036         5,282
         IMI PLC                         1,214,000         4,921
         Royal & Sun Alliance
          Insurance Group PLC              536,000         4,808
         Smith & Nephew PLC              1,558,450         4,741
         Slough Estates PLC                610,000         3,462
         Great Portland Estates            997,030         3,446
         BPB PLC                           523,050         3,100
         Rank Group PLC                    727,800         2,894
         Allied Zurich PLC                 213,452         2,683
         P&O Steam Navigation Co.          118,197         1,775
         Coats Viyella PLC               1,734,500         1,394
         Severn Trent PLC                   59,000           871
                                                     ------------
                                                         198,127
                                                     ------------
-----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $786,590)                                        865,304
-----------------------------------------------------------------
                                              Face
                                            Amount
                                             (000)
-----------------------------------------------------------------
CONVERTIBLE BOND (0.2%)
-----------------------------------------------------------------
Burns, Philp & Co. Ltd.
  1.50%, 8/10/2003
  (COST $1,325)                     AUD 11,129.284         1,473
-----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.5%)
-----------------------------------------------------------------
TIME DEPOSITS
HSBC Malaysia
  3.75%, 7/2/1999                           MYR 31             8
  3.75%, 7/5/1999                        MYR 3,220           847
  4.00%, 7/3/1999                          MYR 230            60
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.87%, 7/1/1999                          $62,367        62,367
  4.96%, 7/1/1999--Note F                   70,578        70,578
-----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $133,860)                                        133,860
-----------------------------------------------------------------
TOTAL INVESTMENTS (108.2%)
  (COST $921,775)                                     $1,000,637
-----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.2%)
-----------------------------------------------------------------
Other Assets--Note C                                      13,613
Security Lending Collateral
  Payable to Brokers--Note F                             (70,578)
Other Liabilities                                        (18,868)
                                                     ------------
                                                         (75,833)
-----------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------
Applicable to 33,026,625 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                             $924,804
=================================================================

NET ASSET VALUE PER SHARE                                 $28.00
=================================================================
*See Note A in Notes to Financial Statements.
oNon-Income-Producing Security.
ADR--American Depositary Receipt.
AUD--Australian Dollar.
GDR--Global Depositary Receipt.
MYR--Malaysian Ringgit.
(Ptg. Ctf.)--Participating Certificate.

-----------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
                                            AMOUNT           PER
                                             (000)         SHARE
-----------------------------------------------------------------
Paid in Capital                           $836,449        $25.32
Undistributed Net Investment
  Income--Note D                             2,363           .07
Accumulated Net Realized
  Gains--Note D                              7,280           .22
Unrealized Appreciation
  (Depreciation)--Note E
         Investment Securities              78,862          2.39
         Foreign Currencies                   (150)           --
-----------------------------------------------------------------
NET ASSETS                                $924,804        $28.00
=================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                       INTERNATIONAL VALUE FUND
                                                 SIX MONTHS ENDED JUNE 30, 1999
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
         Dividends*                                                     $11,588
         Interest                                                           667
         Security Lending                                                   294
                                                                     -----------
                  Total Income                                           12,549
                                                                     -----------
EXPENSES
         Investment Advisory Fees--Note B
                  Basic Fee                                                 652
                  Performance Adjustment                                    (85)
         The Vanguard Group--Note C
                  Management and Administrative                           1,566
                  Marketing and Distribution                                 76
         Custodian Fees                                                     254
         Auditing Fees                                                        4
         Shareholders' Reports                                               35
         Trustees' Fees and Expenses                                          1
                                                                     -----------
                  Total Expenses                                          2,503
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    10,046
--------------------------------------------------------------------------------
REALIZED NET GAIN
         Investment Securities Sold                                      14,933
         Foreign Currencies and Forward Currency Contracts                2,471
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                        17,404
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                                           63,684
         Foreign Currencies and Forward Currency Contracts                1,799
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         65,483
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $92,933
================================================================================
*Dividends are net of foreign withholding taxes of $1,241,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                     INTERNATIONAL VALUE FUND
                                                   -----------------------------
                                                      SIX MONTHS           YEAR
                                                           ENDED          ENDED
                                                   JUN. 30, 1999  DEC. 31, 1998
                                                           (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                $ 10,046       $ 22,970
   Realized Net Gain                                      17,404          6,900
   Change in Unrealized Appreciation (Depreciation)       65,483        112,495
                                                   -----------------------------
      Net Increase in Net Assets Resulting from
       Operations                                         92,933        142,365
                                                   -----------------------------
DISTRIBUTIONS
   Net Investment Income                                    (315)       (32,297)
   Realized Capital Gain                                      --        (28,807)
                                                   -----------------------------
      Total Distributions                                   (315)       (61,104)
                                                   -----------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                231,209        247,777
   Issued in Lieu of Cash Distributions                      283         56,521
   Redeemed                                             (205,609)      (356,018)
                                                   -----------------------------
      Net Increase (Decrease) from Capital Share
       Transactions                                       25,883        (51,720)
--------------------------------------------------------------------------------
   Total Increase                                        118,501         29,541
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                   806,303        776,762
                                                   -----------------------------
   End of Period                                        $924,804       $806,303
================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                  8,796          9,809
   Issued in Lieu of Cash Distributions                       11          2,217
   Redeemed                                               (7,919)       (14,192)
                                                   -----------------------------
      Net Increase (Decrease) in Shares Outstanding          888         (2,166)
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL VALUE FUND
                                                                                        YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED      ---------------------------------------------------------------
THROUGHOUT EACH PERIOD                            JUNE 30, 1999         1998         1997        1996         1995             1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $25.09       $22.64       $27.54      $31.11       $31.48           $31.04
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                              .32          .77         .690         .82         .750              .55
         Net Realized and Unrealized Gain (Loss)
                  on Investments                           2.60         3.64       (1.945)       2.20        2.185             1.08
                                                       -----------------------------------------------------------------------------
                  Total from Investment Operations         2.92         4.41       (1.255)       3.02        2.935             1.63
                                                       -----------------------------------------------------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income              (.01)       (1.06)       (.690)       (.82)       (.790)            (.56)
         Distributions from Realized Capital Gains           --         (.90)      (2.955)      (5.77)      (2.515)            (.63)
                                                       -----------------------------------------------------------------------------
                  Total Distributions                      (.01)       (1.96)      (3.645)      (6.59)      (3.305)           (1.19)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $28.00       $25.09       $22.64      $27.54       $31.11           $31.48
====================================================================================================================================

TOTAL RETURN                                             11.64%       19.46%       -4.58%      10.22%        9.65%            5.25%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Period (Millions)              $925         $806         $777        $917         $988           $1,053
         Ratio of Total Expenses to
                  Average Net Assets                     0.61%*        0.52%        0.49%       0.50%        0.47%            0.34%
         Ratio of Net Investment Income to
                  Average Net Assets                     2.43%*        2.77%        2.36%       2.50%        2.29%            1.71%
         Portfolio Turnover Rate                           42%*          39%          37%         82%          47%              40%
====================================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard International Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).
     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Phillips & Drew provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic advisory fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended June 30, 1999, the advisory fee represented an effective annual basic rate of 0.16% of the fund's average net assets, before a decrease of $85,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 1999, the fund had contributed capital of $133,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended June 30, 1999, the fund purchased $166,811,000 of investment securities and sold $179,832,000 of investment securities, other than temporary cash investments.
     During the six months ended June 30, 1999, the fund realized net foreign currency losses of $188,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.
     During 1998, the fund received securities with a value of $10,586,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. During the six months ended June 30, 1999, the fund realized gains on the sale of these securities of $3,665,000, which were included in 1998 distributions from net investment income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income. At June 30, 1999, the required distribution of $6,921,000 related to the remaining securities is reflected in the balance of undistributed net investment income, and the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation.

E. At June 30, 1999, net unrealized appreciation of investment securities for federal income tax purposes was $71,941,000, consisting of unrealized gains of $164,191,000 on securities that had risen in value since their purchase and $92,250,000 in unrealized losses on securities that had fallen in value since their purchase. See Note D.
     The fund had net unrealized foreign currency loss of $150,000 resulting from the translation of other assets and liabilities at June 30, 1999.

F. The market value of securities on loan to broker/dealers at June 30, 1999, was $67,279,000, for which the fund held cash collateral of $70,578,000. Cash collateral received is invested in repurchase agreements.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH
Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.
     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.
     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO
We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.
     If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).
     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

            TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson
& Johnson; Director of Johnson & JohnsonoMerck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution;
Director of American Express Bank Ltd., The St.
Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics,
Princeton University; Director of Prudential Insurance
Co. of America, Banco Bilbao Gestinova, Baker
Fentress & Co., The Jeffrey Co., and Southern
New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of
McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.

            OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The
Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

          OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]
                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]
                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]
                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28,1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


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[THE VANGUARD GROUP (R) LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q462-08/18/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.